AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2000
                                                  REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              STARBUCKS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                  WASHINGTON                     91-1325671
            (State or Other Juris-            (I.R.S. Employer
          diction of Incorporation)        (Identification Number)

                             2401 UTAH AVENUE SOUTH
                            SEATTLE, WASHINGTON 98134
                                 (206) 447-1575
     (Address, Including Zip Code, and Telephone Number, Including Area Code
                  of Registrant's Principal Executive Offices)

                                SHELLEY B. LANZA
      SENIOR VICE PRESIDENT, LAW AND CORPORATE AFFAIRS AND GENERAL COUNSEL
                              STARBUCKS CORPORATION
                             2401 UTAH AVENUE SOUTH
                            SEATTLE, WASHINGTON 98134
                                 (206) 447-1575
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)
                                    --------
                                   Copies to:
                               G. SCOTT GREENBURG
                           PRESTON GATES & ELLIS, LLP
                              5000 COLUMBIA CENTER
                                701 FIFTH AVENUE
                            SEATTLE, WASHINGTON 98104

                         CALCULATION OF REGISTRATION FEE

                                                                 Proposed
                                                                  Maximum
Title of Securities    Amount to        Proposed Maximum         Aggregate        Amount of
  to be Registered   be Registered  Offering Price Per Share*  Offering Price  Registration Fee
-------------------  -------------  -------------------------   --------------  ----------------
  Common Stock,        1,450,000           $25.25              $36,612,500       $9,665.70
  no par value
-------------------  -------------  -------------------------  --------------  ----------------

-------------------
* Average of high and low prices as reported by The Nasdaq Stock Market, Inc. for January 12, 2000.
================================================================================

                      REGISTRATION OF ADDITIONAL SECURITIES

         The Registrant is filing this Registration Statement on Form S-8 to register 1,450,000 additional shares for issuance pursuant to the exercise of options granted under the Starbucks Corporation Amended and Restated 1989 Stock Option Plan for Non-Employee Directors. The contents of the original Registration Statement on Form S-8 filed in connection with such plan (Registration No. 33-52526) are incorporated herein by reference.


                                    EXHIBITS

Exhibit No.                                    Description
-----------                                    -----------

    4 Starbucks Corporation Amended and Restated 1989 Stock Option Plan for Non-Employee Directors (incorporated by reference to Appendix
             A to Starbucks Corporation's Proxy Statement filed with the
             Securities and Exchange Commission on January 13, 1999)

    5 Opinion of Preston Gates & Ellis, LLP regarding legality of securities being registered

   23.1      Consent of Counsel (included in Exhibit 5)

   23.2      Consent of Independent Auditors

    24       Power of Attorney (see the signature page of this Registration
             Statement)

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 17th day of January, 2000.

                                  STARBUCKS CORPORATION


                                  By: /s/ Orin C. Smith
                                      -------------------------------------
                                      Orin C. Smith
                                      president and chief operating officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard Schultz and Orin C. Smith, or either of them, his or her attorneys-in-fact, for him or her, in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       Signature                             Title                                 Date
       ---------                             -----                                 ----


/s/ Howard Schultz              chairman and chief executive officer        January 17, 2000
--------------------------                                                  -----------------
Howard Schultz


/s/ Orin C. Smith               president and chief operating officer       January 17 2000
--------------------------                                                  -----------------
Orin C. Smith

       Signature                             Title                                 Date
       ---------                             -----                                 ----



/s/ Michael Casey                  executive vice president, chief          January 13, 2000
--------------------------              financial officer and               -----------------
Michael Casey                       chief administrative officer
                                  (principal accounting officer and
                                     principal financial officer)


/s/ Barbara Bass                             director                       January 13, 2000
--------------------------                                                  -----------------
Barbara Bass


                                             director
--------------------------                                                  -----------------
Howard Behar


/s/ Craig J. Foley                           director                       January 17, 2000
--------------------------                                                  -----------------
Craig J. Foley


                                             director
--------------------------                                                  -----------------
Gregory B. Maffei


/s/ Arlen I. Prentice                        director                       January 18, 2000
--------------------------                                                  -----------------
Arlen I. Prentice


/s/ James G. Shennan, Jr.                    director                       January 14, 2000
--------------------------                                                  -----------------
James G. Shennan, Jr.


/s/ Craig E. Weatherup                       director                       January 14, 2000
--------------------------                                                  -----------------
Craig E. Weatherup

                                  EXHIBIT INDEX

Exhibit No.                                   Description
-----------                                   -----------

     4 Starbucks Corporation Amended and Restated 1989 Stock Option Plan for Non-Employee Directors (incorporated by reference to Appendix A to Starbucks Corporation's Proxy Statement filed with the Securities and Exchange Commission on January 13, 1999)

     5 Opinion of Preston Gates & Ellis, LLP regarding legality of securities being registered

    23.1     Consent of Counsel (included in Exhibit 5)

    23.2     Consent of Independent Auditors

     24      Power of Attorney (see the signature page of this Registration
             Statement)